Summary Prospectus Supplement	July 17, 2024

Gilead Fund

ETAGX	Class A Shares	ETCGX	Class C Shares
ETGLX	Class N Shares	ETILX	Class I Shares

(the “Fund”)

This information supplements certain information contained in the Summary Prospectus for the Fund, dated November 1, 2023, and should be read in conjunction with such Summary Prospectus.

Effective July 16, 2024, Anant Goel no longer serves as Portfolio Manager of the Fund. Dr. Finny Kuruvilla, Co-Chief Investment Officer and Senior Portfolio Manager of Eventide Asset Management, LLC (the “Adviser”), continues to serve as Portfolio Manager of the Fund. Accordingly, the Prospectus is revised as follows:

The following information replaces the section in the Fund’s Summary Prospectus entitled “FUND SUMMARY/ Eventide Gilead Fund – Portfolio Manager”:

Portfolio Manager. Dr. Finny Kuruvilla, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, serves as Portfolio Manager of the Fund. Dr. Kuruvilla has served the Fund in this capacity since the Fund commenced operations in 2008.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2023, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.

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